UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 18, 2004
Date of Report (Date of earliest event reported)

BRILLIAN CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

000-50289	05-0567906

(Commission File Number)	(IRS Employer Identification Number)

1600 N. DESERT DRIVE TEMPE, ARIZONA 85281
(Address of Principal Executive Offices) (Zip Code)

(602) 389-8888
(Registrant’s telephone number, including area code)

Item 9.      Regulation FD Disclosure.

     The registrant is furnishing this Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a slide show presentation to be given at the AeA 2004 Micro Cap Financial Conference on May 18, 2004, and at subsequent meetings with institutional investors during the remainder of the quarter.

     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

     The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

     The text included with this Report is available on the registrant’s website located at www.brilliancorp.com, although the registrant reserves the right to discontinue that availability at any time.

Exhibit 99.1 Presentation to the AeA 2004 Micro Cap Financial Conference – May 18, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIAN CORPORATION
Date: May 18, 2004	By:	/s/ Wayne A. Pratt
Wayne A. Pratt
Vice President and Chief Financial Officer